UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08915

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 16

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2022

Date of reporting period:	10/31/2022

Item 1 – Reports to Stockholders

PGIM INCOME BUILDER FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. Jennison Associates LLC and PGIM, Inc. (PGIM) are registered investment advisers and Prudential Financial companies. PGIM Quantitative Solutions, a wholly owned subsidiary of PGIM. © 2022 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Income Builder Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine.

With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Income Builder Fund

December 15, 2022

PGIM Income Builder Fund    3

Your Fund’s Performance  (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A
(with sales charges)	-17.87	1.06	3.17	—
(without sales charges)	-14.00	2.00	3.65	—

Class C
(with sales charges)	-15.42	1.25	2.87	—
(without sales charges)	-14.60	1.25	2.87	—

Class R
(without sales charges)	-14.15	1.77	3.39	—

Class Z
(without sales charges)	-13.85	2.26	3.90	—
Class R6
(without sales charges)	-13.76	2.26	N/A	3.05 (12/30/2016)

S&P 500 Index
	-14.60	10.44	12.78	—
Bloomberg US Aggregate Bond Index
	-15.68	-0.54	0.74	—

Average Annual Total Returns as of 10/31/22 Since Inception (%)
Class R6 (12/30/2016)

S&P 500 Index	11.84

Bloomberg US Aggregate Bond Index	0.07

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment  (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index and the Bloomberg US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2012) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Income Builder Fund    5

Your Fund’s Performance  (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and US dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

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Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings  as of 10/31/22

Ten Largest Holdings	Line of Business	% of Net Assets
PGIM Emerging Markets Debt Hard Currency (Class R6)	Emerging Market Debt (Hard Currency)	15.8%
PGIM Jennison MLP Fund (Class R6)	Master Limited Partnerships (MLPs)	12.2%
PGIM Active High Yield Bond ETF	Exchange-Traded Funds	12.0%
PGIM Quant Solutions International Equity Fund (Class R6)	International Equity	8.2%
PGIM Core Conservative Bond Fund (Class R6)	Core Bond	8.1%
PGIM Active Aggregate Bond ETF	Exchange-Traded Funds	7.6%
PGIM Real Estate Income Fund (Class R6)	Real Estate	6.6%
PGIM Quant Solutions Strategic Alpha International Equity ETF	Exchange-Traded Funds	3.5%
Invesco Preferred ETF	Exchange-Traded Funds	2.8%
Energy Select Sector SPDR Fund	Exchange-Traded Funds	2.0%

Holdings reflect only investments and are subject to change.

PGIM Income Builder Fund    7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Income Builder Fund’s Class Z shares returned –13.85% in the 12-month reporting period that ended October 31, 2022, outperforming the –15.68% return of the Bloomberg US Aggregate Bond Index (the Index) and the –14.60% return of the S&P 500 Index.

What were the market conditions?

●	Following the sharp declines in stocks in the first half of 2022, global equity markets rebounded early in the third quarter but generally gave back most of their gains by the end of the reporting period.

●	As of the end of the period, inflation had not declined as expected, and central banks had become increasingly hawkish.

●	The US economy suffered two consecutive quarters of negative GDP growth in the first half of 2022, but this has not yet been designated by the National Bureau of Economic Research as an “official” US recession, probably because most other economic indicators remained strong.

●	Much of the economic weakness seen during the period was driven by global central banks’ laser-beam focus on trying to stem increasing inflation by aggressively hiking interest rates, even at the risk of creating substantial economic pain.

●	The US Federal Reserve (Fed) signaled that it intends to do whatever it takes to bring inflation down.

●	The US dollar powered ahead despite significant overvaluation, driven by the Fed’s aggressive hiking posture and the risk-off sentiment in markets.

What worked?

●	One of the Fund’s most successful positions was its strategic exposure to master limited partnerships (MLPs). This energy midstream asset class benefited from persistently high oil and gas prices and a chronic underinvestment in the sector’s infrastructure over the previous five years.

●	In addition, a tactical use of higher-than-usual cash positions in the Fund contributed positively to relative performance. The rise in inflation expectations and interest rates hurt both fixed income and equities, leaving cash as the one of the year’s best performing assets.

●	Among the Fund’s managers, the core domestic equity manager performed well due to a focus on dividend stocks, while the emerging market debt manager performed well as a result of an emphasis on higher-quality regions.

What didn’t work?

●	The Fund’s strategic allocations to international equities—intended to diversify equity exposure and allocate to higher-yielding positions—detracted from performance. Both developed and emerging markets struggled to keep pace with the US market due to relatively slow, international economic growth and headwinds from a stronger dollar.

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●	The Fund’s tilt in favor of emerging market debt in lieu of US high yield debt also detracted from returns. Forward-looking expectations for the asset class appeared more favorable on a relative basis, but a stronger dollar and slowing economic growth in emerging markets weighed on the asset class as a whole.

●	Among the Fund’s managers, the largest detractor came from MLPs. This manager invests in higher-quality assets in the space, and thus has a lower beta relative to the asset class as a whole. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) During a period such as this, when MLPs perform particularly well, it is not surprising to find the manager’s strong performance lagging the relevant index.

Did the Fund use derivatives?

The Fund did not use any derivative instruments at the aggregate level during the reporting period, although the subadvisers of the underlying funds may use them, as is permitted in managing their respective strategies. The Fund’s use of derivatives by the underlying fund subadvisers did not have a material effect on performance.

Current outlook

●	Aggressive monetary policy tightening, sky-high energy prices in Europe, high inflation, and heightened geopolitical risk have all raised the specter of a global recession.

●	Measured inflation remains high in most major developed economies and did not decline as expected late in the reporting period, even as weaker commodity prices relieved some pressure.

●	While equities have already experienced the type of declines one might expect from a mild recession, still-larger declines are a real possibility given the odds of monetary policy over-tightening (and thus more significant economic contraction) in the current inflationary environment.

●	Commodities are still attractive as an inexpensive inflation hedge. Although secular forces support rising commodity prices, they are at risk in the event of a global recession.

●	Given this environment, PGIM Quantitative Solutions is maintaining cautious tactical positioning on asset allocation relative to policy benchmarks: The Fund holds overweight exposure to cash and commodities, underweight exposure to real estate and fixed income securities, and modestly underweight exposure to global equities.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Income Builder Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Income Builder Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 932.10	0.95%	$4.63

	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

Class C	Actual	$1,000.00	$ 929.10	1.70%	$8.27

	Hypothetical	$1,000.00	$1,016.64	1.70%	$8.64

Class R	Actual	$1,000.00	$ 931.90	1.20%	$5.84

	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

Class Z	Actual	$1,000.00	$ 932.80	0.70%	$3.41

	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

Class R6	Actual	$1,000.00	$ 933.80	0.70%	$3.41

	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Income Builder Fund	11

Schedule of Investments

as of October 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 95.9%

AFFILIATED MUTUAL FUNDS 51.8%
PGIM Core Conservative Bond Fund (Class R6)	2,455,079	$20,401,705
PGIM Emerging Markets Debt Hard Currency (Class R6)	6,276,046	40,166,697
PGIM Jennison MLP Fund (Class R6)	4,289,844	31,015,576
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	253,466	2,367,375
PGIM Quant Solutions International Equity Fund (Class R6)	3,542,270	20,686,856
PGIM Real Estate Income Fund (Class R6)	2,693,312	16,671,600

TOTAL AFFILIATED MUTUAL FUNDS
(cost $148,803,980)(wd)		131,309,809

COMMON STOCKS 12.9%

Aerospace & Defense 0.5%
Raytheon Technologies Corp.	13,050	1,237,401

Banks 0.4%
JPMorgan Chase & Co.	4,496	565,956
Truist Financial Corp.	8,625	386,314

		952,270

Beverages 0.4%
Coca-Cola Co. (The)	7,246	433,673
PepsiCo, Inc.	3,388	615,193

		1,048,866

Biotechnology 1.0%
AbbVie, Inc.	10,439	1,528,270
Amgen, Inc.	3,509	948,658

		2,476,928

Chemicals 0.2%
Dow, Inc.	3,995	186,726
DuPont de Nemours, Inc.	7,231	413,613

		600,339

Commercial Services & Supplies 0.1%
Waste Management, Inc.	2,296	363,618

Consumer Finance 0.2%
American Express Co.	2,760	409,722

See Notes to Financial Statements.

PGIM Income Builder Fund	13

Schedule of Investments (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Diversified Telecommunication Services 0.5%
AT&T, Inc.	30,778	$561,083
BCE, Inc. (Canada)	18,012	812,341

		1,373,424

Electric Utilities 0.8%
Entergy Corp.	5,150	551,771
FirstEnergy Corp.	13,686	516,099
NextEra Energy, Inc.	6,042	468,255
PNM Resources, Inc.	12,271	570,233

		2,106,358

Entertainment 0.3%
Electronic Arts, Inc.	5,777	727,671

Equity Real Estate Investment Trusts (REITs) 0.6%
American Tower Corp.	880	182,327
Prologis, Inc.	8,929	988,887
Welltower, Inc.	6,125	373,870

		1,545,084

Food & Staples Retailing 0.5%
Walmart, Inc.	9,233	1,314,133

Food Products 1.3%
General Mills, Inc.	15,573	1,270,445
J.M. Smucker Co. (The)	7,593	1,143,962
Kraft Heinz Co. (The)	19,724	758,782

		3,173,189

Hotels, Restaurants & Leisure 0.3%
McDonald’s Corp.	3,057	833,522

Household Products 0.2%
Procter & Gamble Co. (The)	2,742	369,265

Independent Power & Renewable Electricity Producers 0.1%
RWE AG (Germany)	4,833	186,047

Insurance 0.3%
MetLife, Inc.	9,319	682,244

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services 0.3%
International Business Machines Corp.	5,486	$758,659

Life Sciences Tools & Services 0.3%
Danaher Corp.	3,015	758,785

Machinery 0.3%
Deere & Co.	2,170	858,929

Mortgage Real Estate Investment Trusts (REITs) 0.3%
Starwood Property Trust, Inc.	39,522	816,525

Multi-Utilities 0.2%
Ameren Corp.	6,503	530,125

Oil, Gas & Consumable Fuels 1.5%
Arch Resources, Inc.	4,854	739,216
BP PLC (United Kingdom), ADR	4,320	143,769
Exxon Mobil Corp.	13,511	1,497,154
Williams Cos., Inc. (The)(a)	42,314	1,384,937

		3,765,076

Pharmaceuticals 1.2%
AstraZeneca PLC (United Kingdom), ADR	22,263	1,309,287
Bristol-Myers Squibb Co.	14,634	1,133,696
Eli Lilly & Co.	1,752	634,382

		3,077,365

Road & Rail 0.3%
Canadian National Railway Co. (Canada)	3,567	422,475
Union Pacific Corp.	1,821	358,992

		781,467

Software 0.1%
Microsoft Corp.	1,038	240,951

Specialty Retail 0.2%
O’Reilly Automotive, Inc.*	635	531,603

See Notes to Financial Statements.

PGIM Income Builder Fund	15

Schedule of Investments (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals 0.5%
Apple, Inc.	7,429	$1,139,163
Western Digital Corp.*	3,419	117,511

		1,256,674

TOTAL COMMON STOCKS
(cost $26,523,235)		32,776,240

EXCHANGE-TRADED FUNDS 30.3%
Energy Select Sector SPDR Fund	55,100	4,959,000
Invesco Preferred ETF(a)	641,588	7,198,617
iShares 0-5 Year High Yield Corporate Bond ETF(a)	42,000	1,715,700
iShares iBoxx High Yield Corporate Bond ETF(a)	42,000	3,084,060
iShares Latin America 40 ETF(a)	50,200	1,300,180
PGIM Active Aggregate Bond ETF(g)	475,000	19,193,848
PGIM Active High Yield Bond ETF(g)	906,600	30,460,853
PGIM Quant Solutions Strategic Alpha International Equity ETF(g)	200,000	8,738,360

TOTAL EXCHANGE-TRADED FUNDS
(cost $86,989,778)		76,650,618

PREFERRED STOCKS 0.9%

Auto Components 0.2%
Aptiv PLC, Series A, CVT, 5.500%, Maturing 06/15/23	4,719	504,367

Electric Utilities 0.3%
NextEra Energy, Inc., CVT, 6.926%, Maturing 09/01/25	16,000	744,000

Health Care Equipment & Supplies 0.4%
Boston Scientific Corp., Series A, CVT, 5.500%, Maturing 06/01/23	9,616	1,058,145

TOTAL PREFERRED STOCKS (cost $2,213,500)		2,306,512

TOTAL LONG-TERM INVESTMENTS (cost $264,530,493)		243,043,179

SHORT-TERM INVESTMENTS 10.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund	10,892,255	10,892,255

See Notes to Financial Statements.

16

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund
(cost $14,502,747; includes $14,470,300 of cash collateral for securities on loan)(b)	14,516,879	$14,503,813

TOTAL SHORT-TERM INVESTMENTS (cost $25,395,002)(wd)		25,396,068

TOTAL INVESTMENTS 105.9% (cost $289,925,495)		268,439,247
Liabilities in excess of other assets (5.9)%		(14,977,272)

NET ASSETS 100.0%		$253,461,975

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

CVT—Convertible Security

ETF—Exchange-Traded Fund

iBoxx—Bond Market Indices

LIBOR—London Interbank Offered Rate

MLP—Master Limited Partnership

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depositary Receipts

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $14,076,536; cash collateral of $14,470,300 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(g)	An affiliated security.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Income Builder Fund	17

Schedule of Investments (continued)

as of October 31, 2022

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$131,309,809	$—	$—
Common Stocks
Aerospace & Defense	1,237,401	—	—
Banks	952,270	—	—
Beverages	1,048,866	—	—
Biotechnology	2,476,928	—	—
Chemicals	600,339	—	—
Commercial Services & Supplies	363,618	—	—
Consumer Finance	409,722	—	—
Diversified Telecommunication Services	1,373,424	—	—
Electric Utilities	2,106,358	—	—
Entertainment	727,671	—	—
Equity Real Estate Investment Trusts (REITs)	1,545,084	—	—
Food & Staples Retailing	1,314,133	—	—
Food Products	3,173,189	—	—
Hotels, Restaurants & Leisure	833,522	—	—
Household Products.	369,265	—	—
Independent Power & Renewable Electricity Producers	—	186,047	—
Insurance	682,244	—	—
IT Services	758,659	—	—
Life Sciences Tools & Services	758,785	—	—
Machinery	858,929	—	—
Mortgage Real Estate Investment Trusts (REITs)	816,525	—	—
Multi-Utilities	530,125	—	—
Oil, Gas & Consumable Fuels	3,765,076	—	—
Pharmaceuticals	3,077,365	—	—
Road & Rail	781,467	—	—
Software	240,951	—	—
Specialty Retail	531,603	—	—
Technology Hardware, Storage & Peripherals	1,256,674	—	—
Exchange-Traded Funds	76,650,618	—	—
Preferred Stocks
Auto Components.	504,367	—	—
Electric Utilities	744,000	—	—
Health Care Equipment & Supplies	1,058,145	—	—
Short-Term Investments
Affiliated Mutual Funds	25,396,068	—	—

Total	$268,253,200	$186,047	$—

See Notes to Financial Statements.

18

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

Affiliated Mutual Funds (5.7% represents investments purchased with collateral from securities on loan)	61.8%
Exchange-Traded Funds	30.3
Oil, Gas & Consumable Fuels	1.5
Food Products	1.3
Pharmaceuticals	1.2
Electric Utilities	1.1
Biotechnology	1.0
Equity Real Estate Investment Trusts (REITs)	0.6
Diversified Telecommunication Services	0.5
Food & Staples Retailing	0.5
Technology Hardware, Storage & Peripherals	0.5
Aerospace & Defense	0.5
Health Care Equipment & Supplies	0.4
Beverages	0.4
Banks	0.4
Machinery	0.3
Hotels, Restaurants & Leisure	0.3
Mortgage Real Estate Investment Trusts (REITs)	0.3

Road & Rail	0.3%
Life Sciences Tools & Services	0.3
IT Services	0.3
Entertainment	0.3
Insurance	0.3
Chemicals	0.2
Specialty Retail	0.2
Multi-Utilities	0.2
Auto Components	0.2
Consumer Finance	0.2
Household Products	0.2
Commercial Services & Supplies	0.1
Software	0.1
Independent Power & Renewable Electricity Producers	0.1

105.9
Liabilities in excess of other assets	(5.9)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$14,076,536	$(14,076,536)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Income Builder Fund	19

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Investments at value, including securities on loan of $14,076,536:
Unaffiliated investments (cost $46,661,560)	$53,340,309
Affiliated investments (cost $243,263,935)	215,098,938
Cash	27
Receivable for Fund shares sold	287,137
Dividends receivable	52,554
Tax reclaim receivable	29,282
Due from Manager	17,623
Prepaid expenses	1,263

Total Assets	268,827,133

Liabilities

Payable to broker for collateral for securities on loan	14,470,300
Payable for Fund shares purchased	538,643
Accrued expenses and other liabilities	171,444
Distribution fee payable	65,752
Payable for investments purchased	52,443
Dividends payable	49,826
Affiliated transfer agent fee payable	15,453
Trustees’ fees payable	1,297

Total Liabilities	15,365,158

Net Assets	$253,461,975

Net assets were comprised of:
Shares of beneficial interest, at par	$29,591
Paid-in capital in excess of par	296,444,792
Total distributable earnings (loss)	(43,012,408)

Net assets, October 31, 2022	$253,461,975

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share, ($117,163,191 ÷ 13,654,239 shares of beneficial interest issued and outstanding)	$8.58
Maximum sales charge (4.50% of offering price)	0.40

Maximum offering price to public	$8.98

Class C
Net asset value, offering price and redemption price per share, ($48,573,171 ÷ 5,797,693 shares of beneficial interest issued and outstanding)	$8.38

Class R
Net asset value, offering price and redemption price per share, ($923,059 ÷ 107,753 shares of beneficial interest issued and outstanding)	$8.57

Class Z
Net asset value, offering price and redemption price per share, ($81,361,523 ÷ 9,402,131 shares of beneficial interest issued and outstanding)	$8.65

Class R6
Net asset value, offering price and redemption price per share, ($5,441,031 ÷ 629,152 shares of beneficial interest issued and outstanding)	$8.65

See Notes to Financial Statements.

PGIM Income Builder Fund	21

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Affiliated dividend income	$10,507,159
Unaffiliated dividend income (net of $22,909 foreign withholding tax)	2,245,219
Income from securities lending, net (including affiliated income of $21,309)	24,074

Total income	12,776,452

Expenses
Management fee	2,083,689
Distribution fee(a)	1,014,908
Transfer agent’s fees and expenses (including affiliated expense of $85,035)(a)	311,389
Custodian and accounting fees	106,782
Shareholders’ reports	101,991
Registration fees(a)	75,818
Audit fee	53,000
Legal fees and expenses	22,517
Trustees’ fees	13,387
Miscellaneous	21,751

Total expenses	3,805,232
Less: Fee waiver and/or expense reimbursement(a)	(2,260,812)
Distribution fee waiver(a)	(68,776)

Net expenses	1,475,644

Net investment income (loss)	11,300,808

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(8,280,194))	4,035,103
Affiliated net capital gain distributions received	7,918,529
Foreign currency transactions	(6,329)

11,947,303

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(48,897,808))	(68,147,422)
Foreign currencies	(1,592)

(68,149,014)

Net gain (loss) on investment and foreign currency transactions	(56,201,711)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(44,900,903)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6

Distribution fee	395,496	610,832	8,580	—	—
Transfer agent’s fees and expenses	157,954	56,146	1,730	95,402	157
Registration fees	18,910	14,463	11,169	16,807	14,469
Fee waiver and/or expense reimbursement	(1,007,385)	(454,641)	(20,074)	(728,474)	(50,238)
Distribution fee waiver	(65,916)	—	(2,860)	—	—

See Notes to Financial Statements.

22

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$11,300,808	$10,060,135
Net realized gain (loss) on investment and foreign currency transactions	4,028,774	17,550,300
Affiliated net capital gain distributions received	7,918,529	271,167
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(68,149,014)	36,505,586

Net increase (decrease) in net assets resulting from operations	(44,900,903)	64,387,188

Dividends and Distributions
Distributions from distributable earnings
Class A	(7,395,596)	(4,491,766)
Class C	(3,102,363)	(1,925,221)
Class R	(65,167)	(43,214)
Class Z	(5,774,126)	(3,694,362)
Class R6	(320,814)	(174,374)

	(16,658,066)	(10,328,937)

Tax return of capital distributions
Class A	(72,944)	(466,893)
Class C	(30,599)	(200,116)
Class R	(643)	(4,492)
Class Z	(56,951)	(384,007)
Class R6	(3,164)	(18,125)

	(164,301)	(1,073,633)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	26,736,622	30,799,737
Net asset value of shares issued in reinvestment of dividends and distributions	15,704,435	10,576,547
Cost of shares purchased	(67,614,103)	(68,075,045)

Net increase (decrease) in net assets from Fund share transactions	(25,173,046)	(26,698,761)

Total increase (decrease)	(86,896,316)	26,285,857

Net Assets:

Beginning of year	340,358,291	314,072,434

End of year	$253,461,975	$340,358,291

See Notes to Financial Statements.

PGIM Income Builder Fund	23

Financial Highlights

Class A Shares

	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$10.54	$8.99	$9.69	$9.12	$9.62

Income (loss) from investment operations:

Net investment income (loss)	0.37	0.31	0.33	0.36	0.35

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.79)	1.59	(0.67)	0.62	(0.46)

Total from investment operations	(1.42)	1.90	(0.34)	0.98	(0.11)

Less Dividends and Distributions:

Dividends from net investment income	(0.53)	(0.32)	(0.36)	(0.40)	(0.33)

Tax return of capital distributions	(0.01)	(0.03)	-	(0.01)	(0.06)

Total dividends and distributions	(0.54)	(0.35)	(0.36)	(0.41)	(0.39)

Net asset value, end of year	$8.58	$10.54	$8.99	$9.69	$9.12

Total Return(b):	(14.00)%	21.34%	(3.44)%	11.01%	(1.22)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$117,163	$146,331	$130,648	$156,683	$153,762

Average net assets (000)	$131,832	$144,478	$141,977	$153,066	$169,651

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	0.43%	0.43%	0.80%	0.85%	0.85%

Expenses before waivers and/or expense reimbursement	1.24%	1.22%	1.28%	1.28%	1.25%

Net investment income (loss)	3.85%	3.04%	3.61%	3.82%	3.63%

Portfolio turnover rate(d)	59%	53%	84%	110%	114%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class C Shares

	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$10.30	$8.79	$9.49	$8.94	$9.44

Income (loss) from investment operations:

Net investment income (loss)	0.29	0.23	0.26	0.28	0.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.74)	1.55	(0.66)	0.61	(0.45)

Total from investment operations	(1.45)	1.78	(0.40)	0.89	(0.18)

Less Dividends and Distributions:

Dividends from net investment income	(0.46)	(0.24)	(0.30)	(0.33)	(0.27)

Tax return of capital distributions	(0.01)	(0.03)	-	(0.01)	(0.05)

Total dividends and distributions	(0.47)	(0.27)	(0.30)	(0.34)	(0.32)

Net asset value, end of year	$8.38	$10.30	$8.79	$9.49	$8.94

Total Return(b):	(14.60)%	20.47%	(4.22)%	10.32%	(1.98)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$48,573	$72,376	$75,284	$100,653	$109,767

Average net assets (000)	$61,083	$76,740	$87,849	$103,441	$123,584

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	1.18%	1.18%	1.55%	1.60%	1.60%

Expenses before waivers and/or expense reimbursement	1.92%	1.89%	1.96%	1.96%	1.94%

Net investment income (loss)	3.13%	2.32%	2.88%	3.09%	2.88%

Portfolio turnover rate(d)	59%	53%	84%	110%	114%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Income Builder Fund	25

Financial Highlights (continued)

Class R Shares

	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$10.52	$8.97	$9.68	$9.10	$9.61

Income (loss) from investment operations:

Net investment income (loss)	0.36	0.28	0.31	0.34	0.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.80)	1.59	(0.68)	0.63	(0.45)

Total from investment operations	(1.44)	1.87	(0.37)	0.97	(0.14)

Less Dividends and Distributions:

Dividends from net investment income	(0.50)	(0.29)	(0.34)	(0.38)	(0.31)

Tax return of capital distributions	(0.01)	(0.03)	-	(0.01)	(0.06)

Total dividends and distributions	(0.51)	(0.32)	(0.34)	(0.39)	(0.37)

Net asset value, end of year	$8.57	$10.52	$8.97	$9.68	$9.10

Total Return(b):	(14.15)%	21.09%	(3.79)%	10.88%	(1.58)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$923	$1,465	$1,369	$1,762	$1,768

Average net assets (000)	$1,144	$1,505	$1,532	$1,787	$1,196

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	0.68%	0.68%	1.05%	1.10%	1.10%

Expenses before waivers and/or expense reimbursement	2.68%	2.33%	2.81%	2.48%	3.02%

Net investment income (loss)	3.75%	2.80%	3.37%	3.57%	3.25%

Portfolio turnover rate(d)	59%	53%	84%	110%	114%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class Z Shares

	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$10.63	$9.06	$9.76	$9.18	$9.69

Income (loss) from investment operations:

Net investment income (loss)	0.40	0.34	0.36	0.39	0.37

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.82)	1.61	(0.68)	0.63	(0.46)

Total from investment operations	(1.42)	1.95	(0.32)	1.02	(0.09)

Less Dividends and Distributions:

Dividends from net investment income	(0.55)	(0.35)	(0.38)	(0.42)	(0.36)

Tax return of capital distributions	(0.01)	(0.03)	-	(0.02)	(0.06)

Total dividends and distributions	(0.56)	(0.38)	(0.38)	(0.44)	(0.42)

Net asset value, end of year	$8.65	$10.63	$9.06	$9.76	$9.18

Total Return(b):	(13.85)%	21.71%	(3.28)%	11.44%	(1.08)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$81,362	$114,491	$102,220	$147,834	$133,029

Average net assets (000)	$97,972	$111,577	$126,142	$135,434	$141,463

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	0.18%	0.18%	0.55%	0.60%	0.60%

Expenses before waivers and/or expense reimbursement	0.92%	0.91%	0.97%	0.97%	0.96%

Net investment income (loss)	4.13%	3.29%	3.90%	4.06%	3.87%

Portfolio turnover rate(d)	59%	53%	84%	110%	114%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Income Builder Fund	27

Financial Highlights (continued)

Class R6 Shares

	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$10.62	$9.05	$9.76	$9.18	$9.69

Income (loss) from investment operations:

Net investment income (loss)	0.39	0.34	0.35	0.38	0.37

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.80)	1.61	(0.68)	0.64	(0.46)

Total from investment operations	(1.41)	1.95	(0.33)	1.02	(0.09)

Less Dividends and Distributions:

Dividends from net investment income	(0.55)	(0.35)	(0.38)	(0.42)	(0.36)

Tax return of capital distributions	(0.01)	(0.03)	-	(0.02)	(0.06)

Total dividends and distributions	(0.56)	(0.38)	(0.38)	(0.44)	(0.42)

Net asset value, end of year	$8.65	$10.62	$9.05	$9.76	$9.18

Total Return(b):	(13.76)%	21.73%	(3.28)%	11.33%	(1.07)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$5,441	$5,695	$4,552	$4,840	$3,343

Average net assets (000)	$5,639	$5,261	$4,769	$4,163	$3,088

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	0.18%	0.18%	0.54%	0.60%	0.60%

Expenses before waivers and/or expense reimbursement	1.07%	0.99%	1.21%	1.05%	1.32%

Net investment income (loss)	4.05%	3.28%	3.85%	4.04%	3.85%

Portfolio turnover rate(d)	59%	53%	84%	110%	114%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 16 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust and PGIM Income Builder Fund (the “Fund”) is the sole series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek income and long-term capital growth.

The Fund gains exposure to the equities and fixed income market segments by investing in varying combinations of other PGIM mutual funds (the “Underlying PGIM Mutual Funds”), PGIM exchange-traded funds (“Underlying PGIM ETFs,” and together with the Underlying PGIM Mutual Funds, the “Underlying PGIM Funds”), unaffiliated exchange-traded funds (“ETFs”) (collectively “Underlying Funds”), and direct investments by the Fund’s subadvisers.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the

PGIM Income Builder Fund	29

Notes to Financial Statements (continued)

measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

30

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign

PGIM Income Builder Fund	31

Notes to Financial Statements (continued)

exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will

32

return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal

PGIM Income Builder Fund	33

Notes to Financial Statements  (continued)

income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Monthly
Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into subadvisory agreements with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions LLC”) and Jennison Associates LLC (“Jennison”) (collectively the “subadviser”) . The Manager pays for the services of subadviser.

34

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.70% up to $1 billion of the Fund’s average daily net assets;	0.70%
0.65% above $1 billion of the Fund’s average daily net assets.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	0.95%
C	1.70
R	1.20
Z	0.70
R6	0.70

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 29, 2024 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

PGIM Income Builder Fund	35

Notes to Financial Statements (continued)

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.25%

C	1.00	1.00

R	0.75	0.50

Z	N/A	N/A

R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$94,323	$4,495

C	—	1,648

Jennison, PGIM Investments, PIMS, and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.     Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and other affiliated mutual funds, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net” respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated

36

investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.     Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$172,366,442	$203,340,748

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund(1)
$ —	$ 26,526,353	$ 2,000,000		$ (3,905,136)	$ (219,512)	$ 20,401,705	2,455,079	$ 426,353		$ —

PGIM Emerging Markets Debt Hard Currency(1)
63,685,721	12,757,900	16,600,000		(13,883,534)	(5,793,390)	40,166,697	6,276,046	3,407,900		—

PGIM High Yield Fund
30,072,406	1,108,436	30,459,984		(1,092,480)	371,622	—	—	357,206		331,373

PGIM Jennison MLP Fund(1)
26,024,235	3,371,161	2,101,573	**	3,291,193	430,560	31,015,576	4,289,844	869,588	**	—

PGIM Quant Solutions Emerging Markets Equity Fund
1,182,998	2,589,041	750,000		(538,936)	(115,728)	2,367,375	253,466	31,724		7,317

PGIM Quant Solutions International Equity Fund
36,111,750	4,737,557	8,750,000		(8,883,375)	(2,529,076)	20,686,856	3,542,270	1,178,765		2,508,792

PGIM Real Estate Income Fund
26,991,677	9,129,352	8,850,000		(10,204,519)	(394,910)	16,671,600	2,693,312	1,058,305		5,071,047

PGIM Short Duration High Yield Income Fund(1)
5,176,082	42,247	5,173,509		(431,663)	386,843	—	—	54,172		—

PGIM Total Return Bond Fund(1)
45,079,938	1,850,466	46,032,773		(482,852)	(414,779)	—	—	396,133		—
$234,324,807	$62,112,513	$120,717,839		$(36,131,302)	$(8,278,370)	$131,309,809		$7,780,146		$7,918,529

PGIM Income Builder Fund	37

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments-Exchange Traded Funds:

PGIM Active Aggregate Bond ETF(g)
$ —	$ 23,286,876	$ —	$ (4,093,028)	$ —	$19,193,848	475,000	$ 396,473		$ —

PGIM Active High Yield Bond ETF(g)
—	35,554,077	—	(5,093,224)	—	30,460,853	906,600	1,290,982		—

PGIM Quant Solutions Strategic Alpha International Equity ETF(g)

12,319,680	—	—	(3,581,320)	—	8,738,360	200,000	970,356		—

$ 12,319,680	$ 58,840,953	$ —	$(12,767,572)	$ —	$58,393,061		$ 2,657,811		$ —

Short-Term Investments-Affiliated Mutual Funds(wd):

PGIM Core Ultra Short Bond Fund(1)
2,103,191	158,708,683	149,919,619	—	—	10,892,255	10,892,255	69,202		—

PGIM Institutional Money Market Fund(1)(b)

11,729,304	218,111,225	215,335,958	1,066	(1,824)	14,503,813	14,516,879	21,309	(2)	—

$ 13,832,495	$376,819,908	$365,255,577	$ 1,066	$ (1,824)	$25,396,068		$ 90,511		$ —
$260,476,982	$497,773,374	$485,973,416	$(48,897,808)	$(8,280,194)	$215,098,93		$10,528,468		$7,918,529

**	Amount includes return of capital distribution.
(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(g)	An affiliated security.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund were $16,658,066 of ordinary income and $164,301 of tax return of capital. For the year ended October 31, 2021, the tax character of dividends paid by the Fund were $10,328,937 of ordinary income and $1,073,633 of tax return of capital.

As of October 31, 2022, there were no accumulated undistributed earnings on a tax basis.

38

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$293,296,289	$22,625,358	$(47,482,400)	$(24,857,042)

The differences between GAAP basis and tax basis were primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $18,106,000 which can be carried forward for an unlimited period. The Fund utilized approximately $8,454,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2022. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into five classes, designated Class A, Class C, Class R, Class Z and Class R6.

PGIM Income Builder Fund	39

Notes to Financial Statements (continued)

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

A	13,910	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	10	78.5

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A

Year ended October 31, 2022:

Shares sold	1,155,799	$11,126,807
Shares issued in reinvestment of dividends and distributions	739,689	7,212,099

Shares purchased	(2,504,458)	(23,787,205)

Net increase (decrease) in shares outstanding before conversion	(608,970)	(5,448,299)

Shares issued upon conversion from other share class(es)	538,296	4,993,589

Shares purchased upon conversion into other share class(es)	(157,526)	(1,509,966)

Net increase (decrease) in shares outstanding	(228,200)	$(1,964,676)

Year ended October 31, 2021:

Shares sold	935,029	$9,478,418

Shares issued in reinvestment of dividends and distributions	475,298	4,823,312

Shares purchased	(2,373,358)	(24,084,261)

Net increase (decrease) in shares outstanding before conversion	(963,031)	(9,782,531)

Shares issued upon conversion from other share class(es)	620,912	6,255,136

Shares purchased upon conversion into other share class(es)	(311,870)	(3,149,330)

Net increase (decrease) in shares outstanding	(653,989)	$(6,676,725)

Class C

Year ended October 31, 2022:

Shares sold	289,060	$2,742,185

Shares issued in reinvestment of dividends and distributions	315,353	3,030,044

Shares purchased	(1,237,182)	(11,396,892)

Net increase (decrease) in shares outstanding before conversion	(632,769)	(5,624,663)

Shares purchased upon conversion into other share class(es)	(594,812)	(5,400,979)

Net increase (decrease) in shares outstanding	(1,227,581)	$(11,025,642)

40

Share Class	Shares	Amount

Year ended October 31, 2021:
Shares sold	376,438	$3,723,624
Shares issued in reinvestment of dividends and distributions	206,873	2,048,634
Shares purchased	(1,321,166)	(13,110,044)
Net increase (decrease) in shares outstanding before conversion	(737,855)	(7,337,786)
Shares purchased upon conversion into other share class(es)	(800,551)	(7,901,457)
Net increase (decrease) in shares outstanding	(1,538,406)	$(15,239,243)

Class R
Year ended October 31, 2022:
Shares sold	9,233	$86,392
Shares issued in reinvestment of dividends and distributions	6,671	65,496
Shares purchased	(47,378)	(452,411)
Net increase (decrease) in shares outstanding	(31,474)	$(300,523)

Year ended October 31, 2021:
Shares sold	13,738	$140,997
Shares issued in reinvestment of dividends and distributions	4,698	47,605
Shares purchased	(25,974)	(263,179)
Net increase (decrease) in shares outstanding before conversion	(7,538)	(74,577)
Shares purchased upon conversion into other share class(es)	(5,806)	(60,289)
Net increase (decrease) in shares outstanding	(13,344)	$(134,866)

Class Z
Year ended October 31, 2022:
Shares sold	1,178,937	$11,255,783
Shares issued in reinvestment of dividends and distributions	515,604	5,072,818
Shares purchased	(3,228,874)	(30,673,721)
Net increase (decrease) in shares outstanding before conversion	(1,534,333)	(14,345,120)
Shares issued upon conversion from other share class(es)	218,833	2,092,595
Shares purchased upon conversion into other share class(es)	(56,682)	(531,654)
Net increase (decrease) in shares outstanding	(1,372,182)	$(12,784,179)

Year ended October 31, 2021:
Shares sold	1,565,756	$16,135,163
Shares issued in reinvestment of dividends and distributions	338,500	3,464,497
Shares purchased	(2,846,636)	(29,001,812)
Net increase (decrease) in shares outstanding before conversion	(942,380)	(9,402,152)
Shares issued upon conversion from other share class(es)	502,311	5,125,625
Shares purchased upon conversion into other share class(es)	(70,618)	(724,954)
Net increase (decrease) in shares outstanding	(510,687)	$(5,001,481)

PGIM Income Builder Fund	41

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R6
Year ended October 31, 2022:
Shares sold	159,872	$1,525,455
Shares issued in reinvestment of dividends and distributions	33,156	323,978
Shares purchased	(136,356)	(1,303,874)
Net increase (decrease) in shares outstanding before conversion	56,672	545,559
Shares issued upon conversion from other share class(es)	36,213	356,415
Net increase (decrease) in shares outstanding	92,885	$901,974

Year ended October 31, 2021:
Shares sold	127,493	$1,321,535
Shares issued in reinvestment of dividends and distributions	18,802	192,499
Shares purchased	(156,605)	(1,615,749)
Net increase (decrease) in shares outstanding before conversion	(10,310)	(101,715)
Shares issued upon conversion from other share class(es)	43,756	455,269
Net increase (decrease) in shares outstanding	33,446	$353,554

8. Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager

42

to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2022.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Affiliated Funds Risk: The Fund’s manager serves as the manager of the Underlying PGIM Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could impact the manager and the subadvisers. Because the amount of the investment management fees to be retained by the manager and the subadvisers may differ depending upon the Underlying Funds in which the Fund invests, there is a conflict of interest for the manager and the subadvisers in selecting the Underlying Funds. In addition, the manager and the subadvisers may have an incentive to take into account the effect on an Underlying Fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Fund. Although the manager and the subadvisers take steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund. In addition, the subadvisers may invest in Underlying Funds that have a limited or no performance history.

Asset Allocation Risk: Asset allocation risk is the risk that the Fund’s assets may be allocated to an asset class that underperforms other asset classes. For example, the Fund may be overweight in equities when the stock market is falling and the fixed income market is rising. Likewise, the Fund may be overweight in fixed income securities when fixed income markets are falling and the equity markets are rising. Allocations to underperforming or volatile asset classes or other changes in asset allocations could lead to increased volatility in the Fund’s portfolio.

Asset Class Variation Risk: The Underlying Funds invest principally in the securities constituting their asset class (e.g., domestic or international real estate, utilities, infrastructure, natural resources, MLPs and various types of fixed income investments). However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in the Underlying Funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from its allocation to that asset class.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the

PGIM Income Builder Fund	43

Notes to Financial Statements (continued)

value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

44

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Fund of Funds Risk: The value of an investment in the Fund will be related, to a degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

PGIM Income Builder Fund	45

Notes to Financial Statements (continued)

Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its

46

affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant

PGIM Income Builder Fund	47

Notes to Financial Statements (continued)

negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Master Limited Partnerships Risk: The Fund’s investments in certain Underlying Funds will expose the Fund to the risks of MLPs. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. Investments by the Fund in certain Underlying Funds that invest in MLPs may also subject the Fund to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are

48

generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Since MLPs generally conduct business in multiple states, through its investment in certain Underlying Funds, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in certain Underlying Funds.

Multi-Manager Risk: While the manager monitors the investments of each subadviser and monitors the overall management of the Fund, each subadviser makes investment decisions for the asset classes it manages independently from one another. It is possible that the investment styles used by a subadviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Real Estate Investment Trust (“REIT”) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Real Estate Related Securities Risk: Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate

PGIM Income Builder Fund	49

Notes to Financial Statements (continued)

and changes in zoning and tax laws. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

10.    Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 16 and Shareholders of PGIM Income Builder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Income Builder Fund (the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 19, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Income Builder Fund	51

Tax Information (unaudited)

For the year ended October 31, 2022, the Fund reports the maximum amount allowable but not less than the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); and 2) eligible for the corporate dividends received deduction (DRD):

Fund	QDI	DRD
PGIM Income Builder Fund	17.65%	7.85%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Income Builder Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Income Builder Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Income Builder Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Income Builder Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.∎

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Income Builder Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”) and Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM Quantitative Solutions and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Income Builder Fund is a series of Prudential Investment Portfolios 16.

PGIM Income Builder Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM Quantitative Solutions and Jennison, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Quantitative Solutions and Jennison. The Board noted that PGIM Quantitative Solutions and Jennison are each affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of each subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of each subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions and Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and each of PGIM Quantitative Solutions and Jennison and also considered the qualifications, backgrounds and responsibilities of each subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and each of PGIM Quantitative Solutions’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to each of PGIM Investments, PGIM Quantitative Solutions and Jennison. The Board also noted that it

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received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, PGIM Quantitative Solutions and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by each of PGIM Quantitative Solutions and Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and each of PGIM Quantitative Solutions and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2021 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Income Builder Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Quantitative Solutions and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions and Jennison included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Quantitative Solutions and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years

	3rd Quartile	2nd Quartile	3rd Quartile	3rd Quartile

Actual Management Fees: 1st Quartile

Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its secondary, fixed-income benchmark index (the Bloomberg Barclays US Aggregate Bond Index) over all periods.

•	The Board also noted that the Fund underperformed its primary, equity benchmark index (the S&P 500 Index) over all periods.

•

The Board considered PGIM Investments’ assertions that overall asset allocation was a detractor, and while allocations to asset classes not represented in the benchmark can detract from relative results in the short term, over longer time periods, PGIM Investments expects such allocations to provide important diversification and performance benefits.

•	The Board also considered that the Fund outperformed its primary and secondary benchmark indices for the first quarter of 2022.

•

The Board also considered PGIM Investments assertion that because the Fund aims to generate a 12-month yield that, on average, is 2% higher than a 60/40 portfolio, performance comparisons versus the Fund’s primary and secondary benchmarks are less appropriate than evaluating the Fund on a yield basis versus a 60/40 portfolio. In this regard, the Board considered that as of March 31, 2022, the Fund’s yield ranks in the top decile of its peer group.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.95% for Class A shares, 1.70% for Class C shares, 1.20% for Class R shares, 0.70% for Class Z shares, and 0.70% for Class R6 shares through February 28, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

PGIM Income Builder Fund

Approval of Advisory Agreements (continued)

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Income Builder Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:
ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM INCOME BUILDER FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	PCGAX	PCCFX	PCLRX	PDCZX	PCGQX
CUSIP	74442X108	74442X306	74442X405	74442X504	74442X769

MFSP504E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2022 and October 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $53,000 and $53,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(c) Tax Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(d) All Other Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds.

Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2021
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2022 and October 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 16

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 19, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 19, 2022